UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JULY 17, 2012

APEX 4, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54732	45-5312769
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

4115 Blackhawk Plaza Circle, Suite 100

Danville, CA 94506

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(415) 713-6957

 (ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

On July 17, 2012, the Board of Director appointed Mr. Gregory Lykiardopoulos to the Board of Directors effective immediately.

Biographical Information for Gregory Lykiardopoulos

Gregory Lykiardopoulos - Mr. Lykiardopoulos currently serves as the Chairman and CEO of Triton Distribution Systems, Inc., where he has served since January 2006.  From 1999 until January 2006, Mr. Lykiardopoulos founded and operated GRSNetwork, Inc., a company engaged in a Web-based travel business. GRS terminated its operations in January 2006. Mr. Lykiardopoulos is fluent in six languages. He received a B.A. degree in Business Administration from the American University in Cairo, Egypt.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITIS

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. Not applicable.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX 4, Inc.

By:  /s/ Richard Chiang

Name:  Richard Chiang

Title: President and Chief Executive Officer

Dated: July 17, 2012